UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                            October 1, 2008

RADIANT SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Georgia	0-22065	11-2749765
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3925 Brookside Parkway, Alpharetta, Georgia		30022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code    (770) 576-6000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On October 1, 2008, the stockholders of Radiant Systems, Inc., a Georgia corporation (the “Company”), by a vote held at a special meeting of stockholders, approved an amendment to the Company’s Amended and Restated 2005 Long-Term Incentive Plan (the “Incentive Plan”) to increase the number of shares of common stock authorized for issuance under the Incentive Plan from 2,500,000 to 4,500,000. The terms of the Incentive Plan are described in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on August 22, 2008, in the section entitled “Proposal – Approval of Amendment to Amended and Restated 2005 Long-Term Incentive Plan,” which description is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIANT SYSTEMS, INC.

By:	/s/ John H. Heyman
Name:	John H. Heyman
Title:	Chief Executive Officer

Dated: October 2, 2008